UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2014

Item 1. Report to Stockholders.

ANNUAL REPORT
NOVEMBER 30, 2014

BP Capital TwinLine Energy Fund

Class A – Ticker: BPEAX
Class I – Ticker: BPEIX

BP Capital TwinLine MLP Fund

Class A – Ticker: BPMAX
Class I – Ticker: BPMIX

TABLE OF CONTENTS

Shareholder Letter	2

Performance Information

BP Capital TwinLine Energy Fund	9

BP Capital TwinLine MLP Fund	10

Allocation of Investments	11

Schedule of Investments

BP Capital TwinLine Energy Fund	12

Schedule of Swap Contracts – BP Capital TwinLine Energy Fund	15

Schedule of Investments

BP Capital TwinLine MLP Fund	16

Statements of Assets and Liabilities	18

Statements of Operations	19

Statement of Changes in Net Assets

BP Capital TwinLine Energy Fund	21

BP Capital TwinLine MLP Fund	22

Financial Highlights

BP Capital TwinLine Energy Fund	23

BP Capital TwinLine MLP Fund	25

Notes to the Financial Statements	27

Report of Independent Registered Public Accounting Firm	38

Expense Example	39

Trustees and Executive Officers	41

Additional Information	43

Privacy Notice	44

BP Capital Funds
SHAREHOLDER LETTER
November 30, 2014

Dear Shareholders,

Before we dig into the performance and outlook for the BP Capital TwinLine Funds, we want to let you know that we sincerely appreciate the confidence and consideration you placed in our team during 2014.  We are proud of our first year and look forward to keeping your trust in 2015.  The BP Capital TwinLine Energy Fund provides investors the ability to invest in the American Energy and Industrial Renaissance across the entire energy value chain, from the suppliers of energy to the consumers of energy.  We view the BP Capital TwinLine MLP Fund as a unique way to attain exposure to a growing, new asset class that should offer shareholders the benefit of the continued build-out of North American energy infrastructure.  We believe the BP Capital TwinLine team’s years of experience and industry access offer our shareholders sound investments in the American Energy and Industrial Renaissance.

Management Discussion of Fund Performance

BP Capital TwinLine Energy Fund

During the 11-month period since the 12/31/13 inception of the BP Capital TwinLine Funds through fiscal year end 11/30/14, energy markets were volatile, mirroring the price movements of West Texas Intermediate crude oil (WTI).  The first half of 2014 saw crude oil prices remain within a fairly narrow range between $90-$110/barrel, and as a result the equities of energy suppliers performed well as profit margins remained relatively strong.  In the second half, however, global supplies of oil, driven by notable gains in the United States, outpaced the global demand for oil.  The first perceived global oversupply of oil in years caused WTI oil prices to fall significantly, from a peak near $110/barrel in July 2014 to end the fiscal year at the low of $66/barrel at the end of November.  While oil prices fell during the period due to perceived oversupply, additional weakness stemmed from OPEC members deciding to maintain oil output levels and not cut supplies in order to restore balance to oil supply and demand.

The energy equity market responded to the selloff in oil prices by falling approximately 18.5% from 07/29/14-11/30/14, as measured by the S&P 500 Energy Index.  Unsurprisingly, stocks of companies supplying energy to the markets were disproportionately impacted by the fall in oil prices, with the exploration and production (E&P) and oil services subsectors of the S&P 500 Energy Index each falling more than 25% during the same period.  Other parts of the energy value chain, such as the refining or midstream segments, were not as impacted, rising 0.33% and falling 4.07%, respectively, during the period crude oil prices fell.

The BP Capital TwinLine Energy Fund (Energy Fund) performed strongly relative to competitors during the fiscal year ending November 30, 2014, rising 2.25%.  The portfolio benefited from strong stock selection, and successfully used valuation analysis to appropriately allocate capital to different segments of the energy value chain, from suppliers to users of energy.  As crude oil prices remained elevated in the first half of 2014, the portfolio had a higher weighting in the upstream portion of the energy value chain, which benefited from high oil prices.  As valuations rose in the upstream segment, the team found better reward/risk opportunities in the “end user” portion of the energy value chain, which benefits from falling commodity prices.  As a result, the portfolio was able to capture much of the strong first half of 2014 performance while preserving capital as energy stocks fell in the period from August through November 2014.

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2014

From a stock perspective, the largest positive contributor to the performance of the Energy Fund was Century Aluminum (CENX), a significant end user of energy.  Because 20-25% of its costs are tied to U.S. natural gas prices, Century’s cost structure has improved since the U.S. shale gas revolution started.  While falling U.S. natural gas prices have benefited Century for the last few years, it was the potential for higher U.S. aluminum demand from the increased use of aluminum in Ford’s F150 models that sparked the initial investment into the Energy Fund.  Since the initial purchase, CENX shares have risen by more than 150%, significantly contributing to portfolio performance.

A second positive contributor to performance was US Silica Holdings (SLCA), a company that provides the sand necessary to successfully fracture stimulate horizontal shale wells.  It is important to note that the performance of the stock during the course of the year was very mixed.  From 12/31/13-08/29/14, SLCA rose by more than 110%, and from 08/29/14-11/30/14 the stock fell by more than 56%.  The BP Capital TwinLine team showed the importance of valuation analysis and discipline to purchase SLCA at $27/share when a favorable reward/risk opportunity presented itself, but significantly reduced the position at $71/share when the reward/risk relationship grew less favorable after the stock had appreciated significantly in value.

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2014

The two largest detractors to the Energy Fund’s performance were Basic Energy Services (BAS) and Key Energy Services (KEG).  Both oil services companies suffered from the fall in the price of energy commodities, lowering demand for their services.  As crude prices fell in the second half of 2014, both stocks were disproportionately impacted, since they are relatively smaller and are more sensitive to changes in commodity prices.

2015 Outlook

While the weakness in energy commodity prices in the second half of 2014 was primarily caused by an oversupplied oil market, we see clear signs that the oil market is likely to tighten through the course of 2015.  Encouraged by high oil prices, U.S. oil producers grew production at higher than expected rates, while the combination of a strong dollar and high oil prices stunted oil demand growth internationally.  With the onset of low oil prices in the second half of the 2014, U.S. oil producers announced capital expenditure reductions, which will reduce oil production over time.  Additionally, lower oil prices will invite increased oil consumption over the course of 2015, particularly in international markets.  As a result, our expectation is that oil prices will experience support as the balance between supply and demand tightens in the second half of 2015.

From a portfolio perspective, higher oil prices will have an impact on investments across the energy value chain.  While the consumers of energy benefited from lower oil prices in the second half of 2014, the prospect of higher oil prices will benefit energy producers.  Through the second half of 2014, the S&P 500 Oil & Gas Exploration and Production Index declined more than 27%, and by our estimates now imply oil prices approximating $50/barrel.  As such, the Energy Fund is increasingly finding more attractive reward/risk opportunities in this critical element of the energy value chain.

BP Capital TwinLine MLP Fund

The BP Capital TwinLine MLP Fund (MLP Fund) experienced strong performance from its inception on 12/31/13 for the first 11 months ending November 30, 2014 with a total return, including three distributions, of +13.6%, which compares favorably to the Alerian MLP Index  return of +11.05%.  The Alerian MLP Index is a composite of 50 prominent energy Master Limited Partnerships that provides investors with a comprehensive benchmark for the

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2014

LP asset class.  Investors should be mindful that unlike the MLP Fund, the index does not reflect tax liabilities associated with investing through a C-Corporation structure.  The index is calculated using a float-adjusted, capitalization-weighted, total return methodology.  One cannot invest directly in an index.

While the MLP Fund performed well, it truly was a tale of two halves.  The MLP Fund thrived in the first half, and then absolute performance—along with the rest of the master limited partnership (MLP) group—declined modestly through the end of November.  The first half of the year benefited from a benign interest rate environment, while the second half was marked by declining commodity prices—namely crude oil and natural gas liquids.  This price decline put pressure on the long-term outlook for the group; however, it impacted those partnerships with direct commodity exposure more significantly.  The MLP Fund’s performance from 12/31/13 to 11/30/14 is shown in the chart below.

Accept Slightly Lower Yield in Exchange for Superior Growth

Our careful selection of names within the “core midstream” underpinned the outperformance of the MLP Fund.  We held to our investment criteria to pursue the following: 1) above-average distribution growth at a reasonable price, 2) relatively low debt-to-EBITDA ratios and high distribution coverage ratios, 3) enviable asset footprint, and 4) experienced, high-caliber management teams.  We did not reach for yield but instead remained disciplined in accordance with our investment approach.

During the summer, we saw valuations stretch into uncharted territory as the group’s price-to-distributable cash flow (DCF)—a key metric that our investment team tracks—surpassed 15x for the first time.  The group normally trades in a range of 10x-14x DCF.  By the end of August, the MLP Fund was positioned defensively and we increased our cash position.  A seminal event during the year was the announcement in August by Kinder Morgan (KMI) to acquire its publicly-traded partnerships, Kinder Morgan Energy Partners and El Paso Pipeline Partners.  The MLP Fund did not have exposure to either of these partnerships; however, we did synthesize KMI exposure by way of KMI warrants.  More importantly, this brings up an interesting point related to how we manage the MLP Fund.  We are willing to accept slight underperformance for brief periods from time to time when large index constituents are acquired at a premium.  We invest in energy infrastructure according to the aforementioned criteria.

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2014

By October, declining commodity pricing concerns led the group to retrench and we deployed cash to increase exposure to several general partners we previously deemed rich or overvalued.  While we dislike pointing to negative absolute returns over the last quarter of the fiscal year (down 3.8%), the MLP Fund outperformed its peers during this time.  We are particularly satisfied with this performance, as we believe it demonstrates our dedication to focus on mitigating downside.  The MLP Fund’s allocations as of 11/30/14 are shown in the chart below.

Focus on Crude Oil Logistics and the Need for Infrastructure

As we started the year, using our bottom-up approach we saw attractive opportunities in the crude oil/refined product pipeline subsector, as many of those partnerships had significant organic projects and potential dropdown acquisition from their corporate parents.  The portfolio averaged 41% exposure to this subsector throughout the year.  The selection of several names in this subsector supported the outperformance for the first half of the year.

The largest positive contributor to the MLP Fund was Phillips 66 Partners (PSXP), a crude oil/refined product pipeline partnership.  The partnership—along with others in the sub sector—has one of the best growth profiles among its peers, as it can provide cash flow growth through organic capex and/or dropdowns from its corporate parent, Phillips 66 (PSX).  At the beginning of the year, the inventory of midstream assets at the parent stood at roughly six times (6x) greater than the EBITDA already at the partnership.  Therefore, the general partner, PSX, could drop down acquisitions into PSXP to help distribution growth.  Since the initial purchase in the MLP Fund, PSXP shares have risen by more than +67% through November, contributing to portfolio performance.

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2014

The second best contributor for the year was Western Gas Equity (WGP), the general partner that controls Western Gas Partners (WES).  We view WES as a low-risk partnership owing to certain contractual arrangements with its parent, Anadarko Petroleum (APC).  Due to organic growth and potential asset dropdowns from its parent, we believe WES may have one of the better distribution growth profiles in the group.  We view WGP, with its incentive distribution rights (IDRs), as a prime example of how general partnerships benefit from the levered play on the cash flow of limited partnerships.  During the first 11 months of 2014, WGP returned +62% and the MLP Fund actually increased its exposure to this name throughout the year.  As a result of these investments, the portfolio captured strong first half performance while mitigating downside as the group weakened in the second half.

The two largest detractors to the BP Capital TwinLine MLP Fund performance were Crestwood Equity Partners (CEQP) and PBFX Logistics (PBFX).  Crestwood Equity Partners, the general partner to Crestwood Midstream Partners (CMLP), was impacted by slowing distribution growth at CMLP and lingering contract and regulatory issues at its natural gas storage facilities, Tres Palacios.  PBFX Logistics is a crude oil logistics partnership whose initial public offering took place earlier in the year.  Its assets benefit from moving crude from the Bakken and Canada into the East Coast.  However, as regional price differentials compressed, PBFX lagged the group, even though the partnership has minimum volume commitments (MVCs) from its corporate sponsor.

2015 Outlook

We see midstream companies as the best way to get exposure to the essential build-out of North American energy infrastructure.  The planned capital expenditures for the build-out should be a driving force to provide attractive distribution growth within the midstream sector.  With the weakness experienced in the second half of the year, we believe the market is pricing in limited-to-flat distributions for the group.  However, we stress that the planned capital expenditures are coming from existing and signed projects that appear likely to allow for better-than-expected distribution growth and get investor attention in this low-yield, low-growth market environment.  While the decline in commodity prices has impacted and likely pushed out discretionary or unannounced projects in future years, we believe other opportunities will emerge, including natural gas infrastructure with a focus on evacuation of natural gas from the Northeast.  Lastly, the MLP Fund seeks partnerships that are well positioned to make accretive acquisitions and who will likely benefit from the recent turmoil in the energy markets.

IMPORTANT RISKS AND DISCLOSURES:

As with any mutual fund, it is possible to lose money by investing.

•
The BP Capital TwinLine™ Funds expect that a substantial portion of the cash flow they receive will be derived from their investments in MLPs.  Cash available for distribution by MLPs may vary widely from quarter to quarter and will be affected by various factors affecting the entity’s operations.  The Funds expect that a significant portion of their distributions to shareholders will be characterized as “return of capital” because of their MLP investments.

•
To qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code, the Energy Fund must meet certain income source, asset diversification and annual distribution requirements.  If the Energy Fund’s MLP investments exceed 25% of its assets, the Fund could fail to qualify as a RIC and would be taxed as an ordinary corporation.  The resulting corporate taxes could substantially reduce the Fund’s assets and distributions.

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2014

•
Unlike a traditional mutual fund, the BP Capital TwinLine™ MLP Fund is taxed as an ordinary (“C”) corporation, meaning the Fund will pay federal income tax on its taxable income instead of passing on its income and loss to shareholders, and the Fund will not benefit from favorable tax rates on long-term capital gains.

•	Each Fund may invest a large portion of its assets in a small number of issuers, potentially creating greater risk than a diversified portfolio.

•	Energy related companies are subject to special risks, such as fluctuations in commodity prices and consumer demand, substantial government regulation, and depletion of reserves.

•
The MLP Fund invests primarily in master limited partnerships (MLPs) and the Energy Fund may invest up to 25% of its assets in MLPs.  MLP units may have abrupt price fluctuations and trading volume may be low.  MLP general partners have the power to take actions that adversely affect the interests of unit holders.  Currently, most MLPs do not pay federal income tax, but an adverse change in the tax code could reduce or eliminate distributions paid by MLPs to the Funds.

•
Each Fund may invest in securities issued by companies of any size and in initial public offerings, each of which may be more volatile and less liquid than securities issued by large companies or seasoned issuers.

•
Each Fund may invest in debt securities rated below investment-grade, commonly known as high-yield securities or junk bonds.  High-yield bonds have greater risk of default and downgrade, and may be more volatile and less liquid than investment-grade debt.

•	The Funds may invest in derivatives (futures, options, swaps) in order to enhance returns or reduce volatility, but which may have the opposite effects.

The views in this report were those as of the date written and may not reflect their views on the date this report is first published or any time thereafter.  These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice.  This letter may contain discussions about certain investments both held and not held in the portfolio.  All current and future holdings are subject to risk and to change.

The S&P 500 Index is a gauge of large cap U.S. equities.  The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.  The S&P 500 Energy Index comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector.  The S&P 500 Oil and Gas Exploration and Production Index is a capitalization-weighted index, and is a GICS® Level 4 Sub-Industry Group.  S&P N. America Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry.  Alerian MLP Infrastructure Index (AMZI) is a composite of the energy infrastructure master limited partnerships.  The cap-weighted index currently holds 25 constituents that earn the majority of their cash flow from the transportation, storage, and processing of energy commodities.  The Alerian MLP Index (AMZ) is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) that provides investors with a benchmark for the MLP asset class.  The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis and on a total-return basis.

BP Capital TwinLine Energy Fund
PERFORMANCE INFORMATION
For the Period Ended November 30, 2014 (Unaudited)

	Last	Last	Last	Since
	3 Months	6 Months	9 Months	Inception
BP Capital TwinLine Energy Fund – Class A (without maximum load)	-16.26%	-11.40%	-1.59%	2.25	%(1)
BP Capital TwinLine Energy Fund – Class A (with maximum load)	-21.07%	-16.50%	-7.26%	-3.63	%(1)
BP Capital TwinLine Energy Fund – Class I	-16.29%	-11.40%	-1.54%	2.25	%(1)
S&P 500 Index	3.72%	8.58%	12.89%	13.98	%(2)
S&P 500 Energy Sector Index	-17.83%	-14.67%	-6.79%	-8.24	%(2)
S&P North American Natural Resources Sector Index	-20.78%	-16.44%	-9.80%	-9.00	%(2)

A $250,000 Investment in the BP Capital TwinLine Energy Fund – Class I

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The S&P 500® Energy Index comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector.

The S&P North American Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry.

One cannot invest directly in an index.

Performance data represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-40-BPCAP (1-855-402-7227), or visiting www.bpcfunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75%.  Performance of the Class A without load does not reflect the deduction of the sales load of fee.  If reflected, the load or fee would reduce the performance quoted.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Gross and Net Expense Ratios for Class A shares were 2.10% and 2.00%, respectively, and Class C shares were 1.85% and 1.75%, respectively.  The returns reflect the net expense ratio (fee waiver) that is in effect through at least December 31, 2015.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees.

(1)	Not annualized. Commenced operations on December 31, 2013.
(2)	Not annualized. Since inception return as of December 31, 2013.

BP Capital TwinLine MLP Fund
PERFORMANCE INFORMATION
For the Period Ended November 30, 2014 (Unaudited)

	Last	Last	Last	Since
	3 Months	6 Months	9 Months	Inception
BP Capital TwinLine MLP Fund – Class A (without maximum load)	-3.43%	1.98%	10.12%	13.37	%(1)
BP Capital TwinLine MLP Fund – Class A (with maximum load)	-8.98%	-3.89%	3.77%	6.85	%(1)
BP Capital TwinLine MLP Fund – Class I	-3.38%	2.04%	10.29%	13.60	%(1)
S&P 500 Index	3.72%	8.58%	12.89%	13.98	%(2)
Lipper Equity Income Funds Index	2.33%	5.85%	10.76%	10.99	%(2)
Alerian MLP Index	-8.51%	1.12%	10.60%	11.05	%(2)

A $250,000 Investment in the BP Capital TwinLine MLP Fund – Class I

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Lipper Equity Income Fund Index is an unmanaged equal-weighted index that tracks the daily total return performance of the 30 largest funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe.

The Alerian MLP Index is a composite of 50 prominent energy Master Limited Partnerships that provides investors with a comprehensive benchmark for the LP asset class. The index does not reflect tax liabilities associated with investing through a C-Corporation structure.  The index is calculated using a float-adjusted, capitalization-weighted, total return methodology.

One cannot invest directly in an index.

Performance data represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-40-BPCAP (1-855-402-7227), or visiting www.bpcfunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75%.  Performance of the Class A without load does not reflect the deduction of the sales load of fee.  If reflected, the load or fee would reduce the performance quoted.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Gross and Net Expense Ratios for Class A shares were 1.92% and 1.75%, respectively, and Class C shares were 1.67% and 1.50%, respectively.  The returns reflect the net expense ratio (fee waiver) that is in effect through at least December 31, 2015.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees.

(1)	Not annualized. Commenced operations on December 31, 2013.
(2)	Not annualized. Since inception return as of December 31, 2013.

BP Capital Funds
ALLOCATION OF INVESTMENTS*
November 30, 2014 (Unaudited)

BP Capital TwinLine Energy Fund

BP Capital TwinLine MLP Fund

*	As a percentage of total investments.

BP Capital TwinLine Energy Fund
SCHEDULE OF INVESTMENTS
November 30, 2014

	Shares	Fair Value
COMMON STOCKS – 75.2%

Chemicals – 8.8%
Dow Chemical Co.	53,755	$2,616,256
Eastman Chemical Co.	32,676	2,709,494
Westlake Chemical Corp.	31,961	2,032,720
		7,358,470

Crude/Refined Product Transportation – 2.9%
Semgroup Corp. – Class A	32,500	2,404,675

Electrical Equipment – 2.7%
Emerson Electric Co.	35,731	2,277,851

Exploration & Production – 22.1%
Anadarko Petroleum Corp.	27,137	2,147,893
Concho Resources, Inc. (a)	24,566	2,339,911
Diamondback Energy, Inc. (a)	40,194	2,266,942
EOG Resources, Inc.	27,550	2,389,136
Gulfport Energy Corp. (a)	49,657	2,370,129
Marathon Oil Corp.	74,500	2,154,540
Occidental Petroleum Corp.	31,295	2,496,402
Range Resources Corp.	35,137	2,306,744
		18,471,697

Gathering & Processing – 2.9%
Targa Resources Corp.	20,895	2,384,955

Machinery – 2.6%
TriMas Corp. (a)	69,218	2,154,756

Marine – 3.0%
Nordic American Tankers, Ltd.	275,014	2,464,126

Metals & Mining – 8.2%
Allegheny Technologies, Inc.	82,098	2,765,882
Century Aluminum Co. (a)	147,802	4,086,725
		6,852,607

Oil Field Services – 7.8%
Basic Energy Services, Inc. (a)	237,937	2,124,777
Halliburton Co.	52,048	2,196,426
Patterson-UTI Energy, Inc.	125,551	2,220,997
		6,542,200

Refining – 13.3%
Marathon Petroleum Corp.	33,898	3,053,871
Tesoro Corp.	35,442	2,715,566

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine Energy Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

	Shares	Fair Value
COMMON STOCKS (Continued)

Refining (Continued)
Valero Energy Corp.	61,730	$3,000,695
Western Refining, Inc.	56,044	2,303,969
		11,074,101

Transportation Equipment – 0.9%
Quantum Fuel Systems Technologies Worldwide, Inc. (a)	228,430	746,966
TOTAL COMMON STOCKS (Cost $69,745,744)		62,732,404

PARTNERSHIPS & TRUSTS – 14.7%

Crude/Refined Product Transportation – 3.0%
Plains GP Holdings LP – Class A	97,349	2,529,127

Gathering & Processing – 7.7%
Access Midstream Partners LP	38,021	2,383,156
Antero Midstream Partners LP (a)	11,125	308,051
Western Gas Equity Partners LP	59,310	3,724,668
		6,415,875

Natural Gas/NGL Transportation – 4.0%
Energy Transfer Equity LP	45,400	2,696,306
Westlake Chemical Partners LP	23,271	658,337
		3,354,643
TOTAL PARTNERSHIPS & TRUSTS (Cost $11,239,546)		12,299,645

	Principal
	Amount

CONVERTIBLE BONDS – 1.1%

Exploration & Production – 1.1%
Cobalt International Energy, Inc. 2.625%, 12/01/2019	$1,275,000	901,266
TOTAL CONVERTIBLE BONDS (Cost $1,173,664)		901,266

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine Energy Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

	Shares	Fair Value

WARRANTS – 0.8%

Natural Gas/NGL Transportation – 0.8%
Kinder Morgan, Inc., Expiration 05/25/2017, Strike Price $40.00 (a)	181,011	$689,652
TOTAL WARRANTS (Cost $470,411)		689,652

SHORT-TERM INVESTMENTS – 7.6%

Money Market Funds – 7.6%
Invesco Short-Term Investment Trust Liquid Assets Portfolio, 0.06% (b)(c)	6,366,708	6,366,708
TOTAL SHORT-TERM INVESTMENTS (Cost $6,366,708)		6,366,708

Total Investments (Cost $88,996,073) – 99.4%		82,989,675
Other Assets in Excess of Liabilities – 0.6%		451,308
TOTAL NET ASSETS – 100.0%		$83,440,983

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield as of November 30, 2014.
(c)	All or a portion of the shares have been committed as collateral for the total return swap.

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine Energy Fund
SCHEDULE OF SWAP CONTRACTS
November 30, 2014

Long Total Return Swaps

						Unrealized
		Number of	Notional	Interest Rate	Termination	Appreciation
Counterparty	Security	Contracts	Amount	Received/(Paid)	Date	(Depreciation)
Morgan Stanley	Hexagon			1 Month USD-
	Composites ASA	200,000	$632,889	LIBOR-BBA	7/11/2016	$(443,018)
			$632,889			$(443,018)

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine MLP Fund
SCHEDULE OF INVESTMENTS
November 30, 2014

	Shares	Fair Value

COMMON STOCKS – 9.4%

Crude/Refined Product Transportation – 2.8%
SemGroup Corp. – Class A	5,600	$414,344

Gathering & Processing – 6.6%
EnLink Midstream LLC	7,065	255,541
Targa Resources Corp.	6,500	741,910
		997,451
TOTAL COMMON STOCKS (Cost $1,473,383)		1,411,795

PARTNERSHIPS & TRUSTS – 79.8%

Crude/Refined Product Transportation – 39.3%
Arc Logistics Partners LP	11,813	259,886
Buckeye Partners LP	6,900	530,403
Magellan Midstream Partners LP	10,900	903,501
MPLX LP	7,800	517,998
PBF Logistics LP	26,938	614,994
Phillips 66 Partners LP	3,929	244,580
Plains GP Holdings LP – Class A	20,921	543,528
Shell Midstream Partners LP (a)	20,000	730,400
Sunoco Logistics Partners LP	11,900	572,866
Tallgrass Energy Partners LP	13,600	581,128
Valero Energy Partners LP	8,937	372,852
		5,872,136

Gathering & Processing – 28.2%
Access Midstream Partners LP	9,360	586,685
American Midstream Partners LP	13,278	296,365
Antero Midstream Partners LP (a)	13,875	384,198
Cone Midstream Partners LP (a)	10,000	274,600
Enable Midstream Partners LP	7,800	156,936
MarkWest Energy Partners LP	8,463	601,381
Regency Energy Partners LP	19,900	566,951
Targa Resources Partners LP	7,900	433,157
Western Gas Equity Partners LP	14,518	911,730
		4,212,003

Natural Gas/NGL Transportation – 11.8%
Energy Transfer Equity LP	11,300	671,107
Energy Transfer Partners LP	11,000	716,870
Enterprise Products Partners LP	10,084	376,537
		1,764,514

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine MLP Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2014

	Shares	Fair Value

PARTNERSHIPS & TRUSTS (Continued)

Special Situations – 0.5%
Westlake Chemical Partners LP	2,480	$70,159
TOTAL PARTNERSHIPS & TRUSTS (Cost $10,978,912)		11,918,812

WARRANTS – 0.8%

Natural Gas/NGL Transportation – 0.8%
Kinder Morgan, Inc., Expiration 05/25/2017, Strike Price $40.00 (a)	31,000	118,110
TOTAL WARRANTS (Cost $62,672)		118,110

SHORT-TERM INVESTMENTS – 12.4%

Money Market Funds – 12.4%
Invesco Short-Term Investment Trust Liquid Assets Portfolio, 0.06% (b)	1,858,884	1,858,884
TOTAL SHORT-TERM INVESTMENTS (Cost $1,858,884)		1,858,884

Total Investments (Cost $14,373,851) – 102.4%		15,307,601
Liabilities in Excess of Other Assets – (2.4)%		(351,353)
TOTAL NET ASSETS – 100.0%		$14,956,248

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield as of November 30, 2014.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2014

	BP Capital	BP Capital
	TwinLine	TwinLine
	Energy Fund	MLP Fund
Assets:
Investments, at value (cost $88,996,073 and $14,373,851, respectively)	$82,989,675	$15,307,601
Receivable for capital shares sold	945,977	21,780
Dividends and interest receivable	203,684	63
Other assets	4,478	593
Total Assets	84,143,814	15,330,037
Liabilities:
Deferred tax liability	—	293,468
Payable for capital shares redeemed	59,502	—
Unrealized loss on swap contracts	443,018	—
Payable to Advisor	77,509	4,512
Payable for distribution (Rule 12b-1) expenses	5,729	2,635
Accrued fund accounting fees	4,076	3,897
Accrued fund administration fees	7,713	7,645
Accrued custody fees	1,819	1,089
Accrued service fees	53,312	6,723
Accrued transfer agent fees	9,016	6,224
Chief Compliance Officer fees	2,000	1,500
Accrued expenses and other liabilities	39,137	46,096
Total Liabilities	702,831	373,789
Net Assets	$83,440,983	$14,956,248
Net Assets Consist Of:
Paid in capital	$87,432,920	$14,431,638
Accumulated net investment income (loss), net of deferred tax benefit	443,018	(58,731)
Accumulated net realized gain (loss) on investments, net of deferred tax benefit	2,014,461	(13,792)
Net unrealized appreciation (depreciation) on investments,
net of deferred tax expense	(6,449,416)	597,133
Total Net Assets	$83,440,983	$14,956,248
Class A
Net Assets	$15,135,504	$7,168,661
Shares issued and outstanding
(unlimited number of beneficial interest authorized, no par value)	740,254	322,239
Net asset value, redemption price and offering price per share	$20.45	$22.25
Public offering price per share
(net asset value per share plus sales charge of 5.75% of offering price)	$21.70	$23.61
Class I
Net Assets	$68,305,479	$7,787,587
Shares issued and outstanding
(unlimited number of beneficial interest authorized, no par value)	3,340,180	349,505

Net asset value, redemption price and offering price per share	$20.45	$22.28

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
STATEMENTS OF OPERATIONS
For the Period Ended November 30, 2014*

	BP Capital	BP Capital
	TwinLine	TwinLine
	Energy Fund	MLP Fund
Investment Income:
Distributions received from master limited partnerships	$263,755	$263,179
Less: return of capital on distributions	(263,755)	(263,179)
Dividends from common stock
(net of foreign taxes withheld of $733 and $0, respectively)	739,861	20,533
Interest	45,901	547
Total Investment Income	785,762	21,080

Expenses:
Investment advisory fees	674,855	81,123
Administration fees	42,631	42,497
Fund accounting fees	22,240	21,442
Transfer agent fees	41,923	30,729
Custody fees	7,639	5,476
Federal and state registration fees	34,335	23,802
Insurance expense	1,972	1,944
Audit fees	22,000	40,000
Compliance fees	11,000	8,250
Legal fees	3,217	3,217
Reports to shareholders	7,402	4,897
Trustee fees and expenses	4,607	4,127
Distribution expenses – Class A (See Note 4)	9,462	4,562
Service fees	53,990	7,375
Other	7,077	4,875
Total Expenses before expense waiver	944,350	284,316
Expense Waiver (See Note 4)	—	(169,131)
Net expenses	944,350	115,185
Net investment loss, before deferred tax benefit	(158,588)	(94,105)
Deferred tax benefit	—	35,374
Net Investment Loss, Net of Deferred Tax Benefit	$(158,588)	$(58,731)

*	Funds commenced operations on December 31, 2013.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
STATEMENTS OF OPERATIONS (Continued)
For the Period Ended November 30, 2014*

	BP Capital	BP Capital
	TwinLine	TwinLine
	Energy Fund	MLP Fund

Realized and Unrealized Gain (Loss)
on Investments and Swap Contracts:
Net realized gain (loss) on investments, before deferred tax benefit	$2,619,739	$(21,567)
Net realized gain (loss) on swap contracts, before deferred tax benefit	(3,672)	—
Deferred tax benefit	—	7,775
Net realized gain (loss) on investments and swap contracts	$2,616,067	$(13,792)
Change in net unrealized appreciation (depreciation) on investments,
before deferred tax expense	(6,006,398)	933,750
Change in net unrealized appreciation (depreciation) on swap contracts,
before deferred tax expense	(443,018)	—
Deferred tax expense	—	(336,617)
Change in net unrealized appreciation (depreciation) on investments
and swap contracts	(6,449,416)	597,133
Net realized and unrealized gain on investments and swap contracts	(3,833,349)	583,341
Net Increase in Net Assets Resulting from Operations	$(3,991,937)	$524,610

*	Funds commenced operations on December 31, 2013.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine Energy Fund
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
November 30, 2014*
Operations:
Net investment loss	$(158,588)
Net realized gain on investment transactions and swap contracts	2,616,067
Change in net unrealized depreciation on investments and swap contracts	(6,449,416)
Net increase in net assets resulting from operations	(3,991,937)

Capital Share Transactions:
Proceeds from shares sold
Class A shares	17,457,896
Class I shares	71,569,639
Cost of shares redeemed
Class A shares	(438,462)
Class I shares	(1,156,153)
Net increase in net assets from capital share transactions	87,432,920

Net Increase in Net Assets	83,440,983
Net Assets:
Beginning of period	—
End of period**	$83,440,983
** Includes accumulated net investment income of	$443,018

Changes in shares outstanding:	Shares
Class A shares
Shares sold	759,954
Reinvested dividends	—
Shares redeemed	(19,700)
Net increase in shares outstanding	740,254
Class I shares
Shares sold	3,393,734
Reinvested dividends	—
Shares redeemed	(53,554)
Net increase in shares outstanding	3,340,180

*	Fund commenced operations on December 31, 2013.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine MLP Fund
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
November 30, 2014*
Operations:
Net investment loss, net of deferred tax benefit	$(58,731)
Net realized loss on investment transactions, net of deferred tax benefit	(13,792)
Change in net unrealized depreciation on investments, net of deferred tax expense	597,133
Net increase in net assets resulting from operations	524,610

Distributions to Shareholders:
Return of capital:
Class A shares	(51,490)
Class I shares	(117,447)
(168,937)

Capital Share Transactions:
Proceeds from shares sold
Class A shares	8,122,562
Class I shares	7,120,868
Proceeds from dividends reinvested
Class A shares	49,469
Class I shares	117,185
Proceeds from shared redeemed
Class A shares	(803,246)
Class I shares	(6,263)
Net increase in net assets from capital share transactions	14,600,575

Net Increase in Net Assets	14,956,248
Net Assets:
Beginning of period	—
End of period**	$14,956,248
** Includes accumulated net investment loss of	$(58,731)

Changes in shares outstanding:	Shares
Class A shares
Shares sold	355,652
Reinvested dividends	2,156
Shares redeemed	(35,569)
Net increase in shares outstanding	322,239

Class I shares
Shares sold	344,509
Reinvested dividends	5,276
Shares redeemed	(280)
Net increase in shares outstanding	349,505

*	Fund commenced operations on December 31, 2013.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine Energy Fund – Class A
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

	Period Ended
	November 30, 2014(1)
Net asset value, beginning of period	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.11)
Net realized and unrealized gain on investments	0.56
Total from investment operations	0.45

LESS DISTRIBUTIONS:
From net investment income	—
From net realized gain	—
Total distributions	—
Net asset value, end of period	$20.45

Total return	2.25	%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$15,135.5

Ratio of expenses to average net assets	1.98	%(4)

Ratio of net investment income to average net assets	(0.53	)%(4)

Portfolio turnover rate	72	%(3)

(1)	Fund commenced operations on December 31, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine Energy Fund – Class I
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

	Period Ended
	November 30, 2014(1)
Net asset value, beginning of period	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.06)
Net realized and unrealized gain on investments	0.51
Total from investment operations	0.45

LESS DISTRIBUTIONS:
From net investment income	—
From net realized gain	—
Total distributions	—
Net asset value, end of period	$20.45

Total return	2.25	%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$68,305.5

Ratio of expenses to average net assets	1.73	%(4)

Ratio of net investment income to average net assets	(0.28	)%(4)

Portfolio turnover rate	72	%(3)

(1)	Fund commenced operations on December 31, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine MLP Fund – Class A
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

	Period Ended
	November 30, 2014(1)
Net asset value, beginning of period	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)(6)	(0.20)
Net realized and unrealized gain on investments	2.87
Total from investment operations	2.67

LESS DISTRIBUTIONS:
From net investment income	—
From net realized gain	—
Return of capital	(0.42)
Total distributions	(0.42)
Net asset value, end of period	$22.25

Total return	13.37	%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$7,168.7

Ratio of expenses to average net assets:
Gross operating expenses, before fees waived	4.04	%(4)
Fees waived	(2.29	)%(4)
Operating expenses, after fees waived	1.75	%(4)
Deferred tax expense	3.98	%(4)(5)
Total expense	5.73	%(4)

Ratio of net investment income to average net assets:
Before fees waived	(3.28	)%(4)(6)
After fees waived	(0.99	)%(4)(6)
Portfolio turnover rate	70	%(3)

(1)	Fund commenced operations on December 31, 2013.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Deferred tax expense estimate is derived from the net investment income/loss, and realized and unrealized gain/loss.
(6)	Includes deferred tax benefit derived from net investment income/loss only.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine MLP Fund – Class I
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

	Period Ended
	November 30, 2014(1)
Net asset value, beginning of period	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment gain(2)(6)	(0.15)
Net realized and unrealized gain on investments	2.87
Total from investment operations	2.72

LESS DISTRIBUTIONS:
From net investment income	—
From net realized gain	—
Return of capital	(0.44)
Total distributions	(0.44)
Net asset value, end of period	$22.28

Total return	13.60	%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$7,787.6

Ratio of expenses to average net assets:
Gross operating expenses, before fees waived	3.79	%(4)
Fees waived	(2.29	)%(4)
Operating expenses, after fees waived	1.50	%(4)
Deferred tax expense	3.98	%(4)(5)
Total expense	5.48	%(4)

Ratio of net investment income to average net assets:
Before fees waived	(3.03	)%(4)(6)
After fees waived	(0.74	)%(4)(6)
Portfolio turnover rate	70	%(3)

(1)	Fund commenced operations on December 31, 2013.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Deferred tax expense estimate is derived from the net investment income/loss, and realized and unrealized gain/loss.
(6)	Includes deferred tax benefit derived from net investment income/loss only.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS
November 30, 2014

NOTE 1 – ORGANIZATION

The BP Capital TwinLine Energy Fund (the “Energy Fund”) and BP Capital TwinLine MLP Fund (the “MLP Fund”) (collectively the “Funds”) are each a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Funds are managed by BP Capital Fund Advisors, LLC (“the Advisor”).  The Funds commenced operations on December 31, 2013.

The Energy Fund’s objective is to seek total return.  The Fund intends to conduct its operations so that it qualifies to be taxed as a “regulated investment company” (“RIC”) for federal income tax purposes, which will relieve the Fund of any liability for federal income tax to the extent its income and capital gains are distributed to shareholders.

The MLP Fund’s investment objective is to seek capital appreciation through distribution growth along with current income. The MLP Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because the MLP Fund is treated as a “C” corporation, it will not be taxed as a RIC under Subchapter M of the Code, and therefore, will not seek to comply with the diversification requirements applicable to RICs.

Each Fund offers two classes of shares, Class A and Class I. Both classes of shares hold equal rights as to earnings and assets with Class A shares bearing 12b-1 distribution expenses and a maximum sales charge of 5.75%. Each class of shares has exclusive voting rights with respect to matters affecting that individual class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2014

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Energy Fund’s net assets as of November 30, 2014. See the Schedule of Investments for industry breakouts:

Investments at Fair Value

	Level 1	Level 2	Level 3	Total
Common Stocks	$62,732,404	$—	$—	$62,732,404
Partnerships & Trusts	12,299,645	—	—	12,299,645
Convertible Bonds	—	901,266	—	901,266
Warrants	689,652	—	—	689,652
Short-Term Investments	6,366,708	—	—	6,366,708
Total Investment in Securities	$82,088,409	$901,266	$—	$82,989,675

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2014

Swap Contracts at Fair Value

	Level 1	Level 2	Level 3	Total
Long Total Return Swap Contracts	$—	$(443,018)	$—	$(443,018)

The following is a summary of the inputs used to value the MLP Fund’s net assets as of November 30, 2014. See the Schedule of Investments for industry breakouts:

Investments at Fair Value

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,411,795	$—	$—	$1,411,795
Partnerships & Trusts	11,918,812	—	—	11,918,812
Warrants	118,110	—	—	118,110
Short-Term Investments	1,858,884	—	—	1,858,884
Total Investment in Securities	$15,307,601	$—	$—	$15,307,601

It is the Funds’ policy to recognize transfers between levels at the end of the Funds’ reporting period.  There were no transfers made into or out of Level 1, 2, or 3 as of November 30, 2014.

B.
Partnership Accounting Policy.  The Funds record their pro rata share of income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.  Distributions received from each of the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the energy trusts of MLPs. The Funds record investment income on the ex-date of the distributions. For financial statement purposes, the Funds use return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each energy trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from energy trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Energy Fund normally are declared and paid on an annual basis. The MLP Fund intends to make quarterly cash distributions to its shareholders.  Due to the tax treatment of the MLP Fund’s allocations and distributions from MLPs, the Advisor expects that a significant portion of the MLP Fund’s distributions to shareholders will typically be treated as return of capital to shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the MLP Fund’s current and accumulated earnings and profits as described below).  However, no assurance can be given in  this regard; just as the MLP Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the MLP Fund is able to make return-of-

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2014

capital distributions also can vary materially from year to year depending on a number different factors, including the composition of the MLP Fund’s portfolio, the level of allocations of net income and other tax items for the MLP Fund from its underlying MLP investments during a particular taxable year, the length of time the MLP Fund has owned the MLP equity securities in it portfolio, and the extent to which the MLP Fund disposes of MLP equity securities during a particular year, including, if necessary, to meet Fund shareholder redemption requests. Distributions are recorded on the ex-dividend date.

In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the MLP Fund’s current and accumulated earnings and profits.  The portion of any distribution treated as a return of capital will constitute a tax-free return of capital to the extent of the shareholder’s basis in its MLP Fund shares and thereafter generally will be taxable to the shareholder as a capital gain.  Any such distribution, in turn, will result in a reduction in a shareholder’s basis in the MLP Fund’s shares (but not below zero) to the extent of the return of capital and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells shares of the MLP Fund.  To permit the MLP Fund to maintain a more stable distribution rate, the MLP Fund may distribute less or more than the entire amount of cash it receives from its investment in a particular period.  Any undistributed cash would be available to supplement future distributions, and until distributed would add to the MLP Fund’s net asset value.  Correspondingly, such amounts, once distributed, will be deducted from the MLP Fund’s net asset value.  In addition, in the discretion of the MLP Fund, the MLP Fund may determine not to make distributions in quarters in which the MLP Fund believes that a distribution could cause adverse tax consequences to shareholders, including when the MLP Fund believes that a distribution may not constitute a tax-free return of capital as described above.

E.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

G.
Non-Diversification.  The Funds are “non-diversified” mutual funds and, as such, they are not subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.  Accordingly, the Funds are permitted to invest a greater percentage of their assets in the securities of a single issuer than a diversified fund.  As a result, a decline in the value of those holdings would cause an overall decline in value to decline to a greater degree than if each of these vehicles held a more diversified portfolio.

H.
Master Limited Partnerships.  Under normal circumstances, the MLP Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in energy infrastructure master limited partnership (“MLP”) investments.  MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights.

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2014

MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market.  An MLP consists of one or more general partners, who conduct the business, and one or more limited partners.  MLP common unit holders have a limited role in the partnership’s operation and management.  The MLP Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the MLP Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be.  In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner.  This right of an MLP’s creditors would continue after the MLP Fund sold its investment in the MLP.

I.
MLP Concentration Risk.  Under normal circumstances, the MLP Fund intends to invest at least 80% of its net assets in energy infrastructure MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities.  A substantial portion of the cash flow received by the MLP Fund is derived from investment in equity securities of MLPs.  The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

J.
MLP Tax Risk.  Much of the benefit that each Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income.

K.
Tax Estimation/NAV Risk.  Any deferred tax liability balance will reduce the MLP Fund’s NAV.  The MLP Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses.  Any deferred tax asset balance will increase the BP MLP Fund’s NAV. To the extent the BP MLP Fund has a deferred tax asset balance, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required.  The MLP Fund will rely to some extent on information provided by MLPs, which may not be provided to the MLP Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the MLP Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the MLP Fund’s NAV could vary dramatically from the MLP Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the MLP Fund’s NAV.

L.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

M.
Total Return Swap Contracts and Derivatives.  The Funds may enter into total return swap agreements.  A total return swap entered into by the Funds is a derivative contract that transfers the market risk of underlying assets.  The notional amount of each total return swap agreement is the agreed upon amount or value of the index used

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2014

for calculating the returns that the parties to a swap agreement have agreed to exchange. The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the Statement of Operations.  Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the Statement of Operations.  Total return swap contracts outstanding at period end are listed on the Schedule of Swap Contracts.  The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ Statement of Assets and Liabilities and Statement of Operations. The average notional value of total return swap contracts held by the Energy Fund during the period ended November 30, 2014 was $703,615.

Statement of Assets and Liabilities

Fair value of derivative instruments held in the Energy Fund as of November 30, 2014:

	Asset Derivatives as of		Liability Derivatives as of
	November 30, 2014		November 30, 2014
Equity	Balance Sheet		Balance Sheet
Contracts	Location	Fair Value	Location	Fair Value
Swap Contracts	Receivables	$—	Payables	$(443,018)
Warrants	Investments, at value	$689,652		$—

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the period ended November 30, 2014 for the Energy Fund:

	Location of	Realized	Change in Unrealized
	Gain (Loss)	Gain (Loss)	(Depreciation)
Equity	on Derivatives	on Derivatives	on Derivatives
Contracts	Recognized in Income	Recognized in Income	Recognized in Income
Swap Contracts	Net realized gain (loss)	$(3,672)	$(443,018)
	and change in unrealized
	gain (loss) on swaps

Warrants	Net realized gain (loss)	$ —	$219,241
	and change in unrealized
	gain (loss) on investments

Fair value of derivative instruments held in the MLP Fund as of November 30, 2014:

	Asset Derivatives as of		Liability Derivatives as of
	November 30, 2014		November 30, 2014
Equity
Contracts	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Warrants	Investments, at value	$118,110	Payables	$—

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2014

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the period ended November 30, 2014 for the MLP Fund:

	Location of	Realized	Change in Unrealized
	Gain (Loss)	Gain (Loss)	Appreciation (Depreciation)
Equity	on Derivatives	on Derivatives	on Derivatives
Contracts	Recognized in Income	Recognized in Income	Recognized in Income
Warrants	Net realized gain (loss)	$ —	$55,438
and change in unrealized
gain (loss) on investments

N.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The MLP Fund declared distributions of return of capital payable on December 1, 2014 to shareholders of record on November 28, 2014.  The distributions from the MLP Fund’s Class A and Class I shares were $77,377 or $0.24 per share and $83,881 or $0.24 per share, respectively.  The Energy Fund declared distributions of short-term capital gains payable on December 16, 2014 to shareholders of record on December 15, 2014.  The distributions from the Energy Fund’s Class A and Class I shares were $383,957 or $0.48 per share and $1,646,326 or $0.48 per share, respectively.

NOTE 3 – INCOME TAXES

Energy Fund

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, dividends deemed paid upon shareholder redemption of fund shares and tax attributes from fund reorganizations.

Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications may have no impact on net investment income, realized gains or losses, or net asset value of the Funds.  For the fiscal year ended November 30, 2014, the following adjustments were made:

Accumulated Net	Accumulated Net
Investment Income (Loss)	Realized Gain (Loss)	Paid in Capital
$601,606	$(601,606)	$ —

The Energy Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Energy Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2014

during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.  At November 30, 2014 the Energy Fund had no capital loss carry-forwards.

As of November 30, 2014, the Energy Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Energy Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts. However, as of November 30, 2014, the Energy Fund was not aware of any tax positions for which it was reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:

Energy Fund*
Cost of investments	$88,996,073
Gross tax unrealized appreciation	4,260,195
Gross tax unrealized depreciation	(10,266,593)
Net tax unrealized appreciation (depreciation)	(6,006,398)
Undistributed ordinary income	2,014,461
Undistributed long-term capital gains	—
Total distributable earnings	2,014,461
Other accumulated gain (loss)	—
Total accumulated gain (loss)	$(3,991,937)

*	Fund commenced operations on December 31, 2013.

The Energy Fund did not make distributions to shareholders during the period ended November 30, 2014.

MLP Fund

The MLP Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35% and the fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds the regular federal income tax. The MLP Fund invests its assets primarily in MLPs which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the MLP Fund reports its allocable share of each MLPs taxable income in computing its own taxable income.

In calculating the MLP Fund’s daily net asset value, the MLP Fund will account for its deferred tax liability and/or asset balances. The MLP Fund will accrue, in accordance with GAAP, a deferred income tax liability balance at the current effective U.S. Federal income tax rate plus an estimated state income tax rate for its future tax liability associated with the capital appreciation of its investments and the distributions received by the MLP Fund on equity securities of MLPs considered to be return of capital and for any net operating gains.

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2014

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized. At November 30, 2014, the MLP Fund determined a valuation allowance was not required. From time to time, as new information becomes available, the MLP Fund will modify its estimates or assumptions regarding the deferred tax liabilities or assets. Components of the MLP Fund’s deferred tax assets and liabilities as of November 30, 2014, are as follows:

Total
Deferred Tax Assets:
Net Operating Loss Carryforwards	$28,190
Capital Loss Carryforward (Tax Basis)	63,797
Total Deferred Tax Assets	91,987
Deferred Tax Liabilities:
Unrealized Gains (Losses) on Investment Securities	385,455
Basis Reduction resulting from Book v. Taxable Income Received from MLPs	—
Total Net Deferred Tax Liability	$293,468

To the extent the MLP Fund has a net capital loss in any tax year, the net capital loss generally can be carried back three years and forward five years to offset any capital gains realized during those other years. To the extent the MLP Fund has a net operating loss in any tax year the net operating loss generally can be carried back two years or forward twenty years to reduce the Fund’s net income realized during those other years. In the event a capital loss carryover or net operating loss carryover cannot be utilized in the carryover periods, the Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders. As of November 30, 2014, the most recent tax year end, the MLP Fund had capital loss carryovers of $176,969 expiring November 30, 2019.

Total income taxes have been computed by applying the federal statutory income tax rate plus a blended state income tax rate. The MLP Fund applied this effective rate to net investment income, realized and unrealized gains on investments before taxes in computing its total income taxes.

Total Tax Expense (Benefit)

Total
Tax Expense (Benefit) at Statutory Rates	$278,146
State Income Tax Expense (Net of Federal Benefit)	16,771
Tax Expense (Benefit) on Permanent Items(1)	(1,449)
Provision to Return	—
Tax Expense (Benefit) due to Change in Effective State Rates	—
Total tax expense	$293,468

(1)	Permanent items are made up of dividends received deductions.

At November 30, 2014, the tax cost basis of investments was $14,367,756 and net unrealized appreciation of investments for federal income tax purposes was $939,845.  The differences between book-basis and tax-basis

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2014

unrealized appreciation (depreciation) are primarily due to timing differences of income recognition from the MLP investments.

The tax composition of distributions paid during the period ended November 30, 2014 for the MLP Fund was estimated as follows:

	Ordinary	Long-Term	Return of	Earnings &
Year	Income(1)	Capital Gains	Capital	Profits
2014	$—	$—	$168,937	$—

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The MLP Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the MLP Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed or expected to be filed since inception of the MLP Fund. No income tax returns are currently under examination. The tax periods since inception remain subject to examination by the tax authorities in the United States. Due to the nature of the MLP Fund’s investments, the MLP Fund may be required to file income tax returns in several states. The MLP Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.25% for the Energy Fund and 1.10% for the MLP Fund, based upon the average daily net assets of each Fund. For the period ended November 30, 2014, the Funds incurred $674,855 and $81,123 respectively in advisory fees.

The Advisor has contractually agreed to limit each Fund’s annual ratio of expenses for both Class A and Class I shares as of each class’ average daily net assets. For the Energy Fund, the Class A and Class I shares expense limits are 2.00% and 1.75%, respectively.  For the MLP Fund, the Class A and Class I shares expense limits excluding deferred tax expense are 1.75% and 1.50%, respectively. The contract’s term is indefinite. At November 30, 2014, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Energy Fund that may be recouped was $169,131. The Advisor may recover a portion of the above amount no later than the dates as stated below:

Fund	Year of Expiration	Amount
MLP Fund	November 30, 2017	$169,131

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect and wholly owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Funds’ fund accountant, transfer agent, custodian, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2014

and reviews the Funds’ expense accruals. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. Fees paid by the Funds for administration, accounting, transfer agent, custody and Chief Compliance Officer services for the period ended November 30, 2014 are disclosed in the Statements of Operations.

Pursuant to a Shareholder Service Plan adopted by the Trust established by the Funds with respect to the Class A shares and Class I shares of the Funds, the Advisor is authorized to provide, or arrange for others to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Funds (“Shareholder Servicing Activities”). As compensation for the Shareholder Servicing Activities, each Fund pays the Advisor a fee of up to 0.10% of each Fund’s Class A shares’ and I Class shares’ average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan requires the payment of a monthly service fee to Foreside Fund Services, LLC (the “Distributor”), the distributor (also known as the principal underwriter) of the shares at an annual rate of 0.25% of the average daily net assets attributed to Class A shares of the Funds.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2014, the cost of purchases of securities, excluding short-term securities, for the Energy Fund and the MLP Fund was $121,476,742 and $18,333,542, respectively. The proceeds from sales of securities, excluding short-term securities, for the Energy Fund and MLP Fund were $41,144,839 and $5,514,302, respectively. There were no reportable purchases or sales of U.S. Government obligations for the period ended November 30, 2014.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Energy Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. The maximum amount available was $8,000,000. Advances are not collateralized by a first lien against the Fund’s assets. During the period ended November 30, 2014, the Fund did not utilize its line of credit facility.

BP Capital Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of the BP Capital TwinLine Energy Fund and BP Capital TwinLine MLP Fund (the “Funds”), each a series of Professionally Managed Portfolios, including the schedules of investments, as of November 30, 2014, and the related statements of operations, the statements of changes in net assets, and financial highlights for the period December 31, 2013 (commencement of operations) through November 30, 2014.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2014 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BP Capital TwinLine Energy Fund and BP Capital TwinLine MLP Fund as of November 30, 2014, and the results of their operations, the changes in their net assets and financial highlights for the period December 31, 2013 through November 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2015

BP Capital Funds
EXPENSE EXAMPLE
For the Period Ended November 30, 2014 (Unaudited)

As a shareholder of the BP Capital TwinLine Energy Fund and/or BP Capital TwinLine MLP Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) and service fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2014 through November 30, 2014).

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the examples below.  The examples below include, but are not limited to, investment advisory, fund accounting, custody and transfer agent fees.  However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and, with respect to the BP Capital TwinLine MLP Fund, do not reflect current and deferred income tax expense or any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these current and deferred income tax expense and transaction costs were included, your costs would have been higher.

BP Capital Funds
EXPENSE EXAMPLE (Continued)
For the Period Ended November 30, 2014 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	June 1, 2014	November 30, 2014	During the Period*
BP Capital TwinLine Energy Fund – Class A
Actual	$1,000.00	$886.00	$9.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.14	$10.00

*	The expenses are equal to the Fund’s annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six-month period.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	June 1, 2014	November 30, 2014	During the Period*
BP Capital TwinLine Energy Fund – Class I
Actual	$1,000.00	$886.00	$8.13
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.44	$8.69

*	The expenses are equal to the Fund’s annualized expense ratio of 1.72%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six-month period.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	June 1, 2014	November 30, 2014	During the Period*
BP Capital TwinLine MLP Fund – Class A
Actual	$1,000.00	$1,019.80	$8.86
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.29	$8.85

*
The expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six-month period.  The annualized expense ratio excludes deferred income tax expense.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	June 1, 2014	November 30, 2014	During the Period*
BP Capital TwinLine MLP Fund – Class I
Actual	$1,000.00	$1,020.40	$7.60
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.55	$7.59

*
The expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six-month period.  The annualized expense ratio excludes deferred income tax expense.

BP Capital Funds
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
	with	and Length of	Principal Occupation	Overseen	Held During
Name, Address and Age	the Trust(1)	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite Term;	Formerly, President, Talon	2	Director, PNC
(born 1943)	and	Since	Industries, Inc. (business		Funds, Inc.
c/o U.S. Bancorp	Trustee	May 1991.	consulting); formerly,
Fund Services, LLC			Executive Vice President
2020 E. Financial Way			and Chief Operating Officer,
Suite 100			Integrated Asset Management
Glendora, CA 91741			(investment advisor and
manager) and formerly,
President, Value Line, Inc.
(investment advisory and
financial publishing firm).

Wallace L. Cook	Trustee	Indefinite Term;	Investment Consultant;	2	The Dana
(born 1939)		Since	formerly, Chief Executive		Foundation;
c/o U.S. Bancorp		May 1991.	Officer, Rockefeller Trust Co.		The Univ. of
Fund Services, LLC			(prior thereto Senior Vice		Virginia Law
2020 E. Financial Way			President), and Managing		School Fdn.
Suite 100			Director, Rockefeller & Co.
Glendora, CA 91741			(Investment Manager and
Financial Advisor); formerly,
Senior Vice President,
Norton Simon, Inc.

Eric W. Falkeis	Trustee	Indefinite Term;	Chief Operating Officer,	2	Interested
(born 1973)		Since	Direxion Funds since 2013;	,	Trustee
c/o U.S. Bancorp		September 2011.	formerly, Senior Vice President		Direxion Funds.
Fund Services, LLC			and Chief Financial Officer
2020 E. Financial Way			(and other positions),
Suite 100			U.S. Bancorp Fund
Glendora, CA 91741			Services, LLC 1997-2013.

Carl A. Froebel	Trustee	Indefinite Term;	Formerly President and	2	None.
(born 1938)		Since	Founder, National Investor
c/o U.S. Bancorp		May 1991.	Data Services, Inc.
Fund Services, LLC			(investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741

BP Capital Funds
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
	with	and Length of	Principal Occupation	Overseen	Held During
Name, Address and Age	the Trust(1)	Time Served	During Past Five Years	by Trustees	Past Five Years

Steven J. Paggioli	Trustee	Indefinite Term;	Consultant, since July	2	Independent
(born 1950)		Since	2001; formerly, Executive		Trustee, The
c/o U.S. Bancorp		May 1991.	Vice President, Investment		Managers
Fund Services, LLC			Company Administration,		Funds; Trustee,
2020 E. Financial Way			LLC (mutual fund		Managers AMG
Suite 100			administrator).		Funds, Aston
Glendora, CA 91741					Funds; Advisory
Board Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.

Officers of the Trust

Elaine E. Richards	President	Indefinite Term;	Vice President and Legal	Not	Not
(born 1968)		Since	Compliance Officer,	Applicable.	Applicable.
c/o U.S. Bancorp		March 2013.	U.S. Bancorp Fund
Fund Services, LLC	Secretary	Indefinite Term;	Services, LLC since
2020 E. Financial Way		Since	July 2007.
Suite 100		February 2008.
Glendora, CA 91741

Eric C. VanAndel	Treasurer	Indefinite Term;	Vice President,	Not	Not
(born 1975)		Since	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		April 2013.	Services, LLC since
Fund Services, LLC			April 2005.
615 East Michigan St.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite Term;	Senior Vice President and	Not	Not
(born 1966)	Compliance	Since	Compliance Officer	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	July 2011.	(and other positions),
Fund Services, LLC	Anti-Money		U.S. Bancorp Fund
615 East Michigan St.	Laundering		Services, LLC since
Milwaukee, WI 53202	Officer		August 2004.
Vice President

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers.

BP Capital Funds
ADDITIONAL INFORMATION

Information About Proxy Voting (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-855-40-BPCAP (1-855-402-7227) or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free 1-855-40-BPCAP (1-855-402-7227) or by accessing the SEC’s website at www.sec.gov.

Information About Portfolio Holdings (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 1-855-40-BPCAP (1-855-402-7227).  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ schedules of portfolio holdings are posted on their website at www.bpcfunds.com within 60 business days after calendar quarter end.

Householding (Unaudited)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more account are from the same family.  If you would like to discontinue householding for your accounts, please call toll-free 1-855-40-BPCAP (1-855-402-7227) to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

Information About the Funds’ Trustees (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling 1-855-40-BPCAP (1-855-402-7227).  Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.bpcfunds.com.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal period ended November 30, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

BP Capital TwinLine Energy Fund0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended November 30, 2014 was as follows:

BP Capital TwinLine Energy Fund0.00%

BP Capital Funds
PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
BP Capital Fund Advisors, LLC
8117 Preston Road, Suite 260
Dallas, Texas 75225

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-40-BPCAP (1-855-402-7227)

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York 10022

Fund Information

Fund	Symbol	CUSIP
BP Capital TwinLine Energy Fund – Class A	BPEAX	74316J292
BP Capital TwinLine Energy Fund – Class I	BPEIX	74316J284

BP Capital TwinLine MLP Fund – Class A	BPMAX	74316J276
BP Capital TwinLine MLP Fund – Class I	BPMIX	74316J268

This report is submitted for the general information of the shareholders of the Funds.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal periods.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal periods for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

BP Capital TwinLine Energy Fund

FYE 11/30/2014
Audit Fees	$20,000
Audit-Related Fees	N/A
Tax Fees	$2,600
All Other Fees	N/A

BP Capital TwinLine MLP Fund

FYE 11/30/2014
Audit Fees	$20,000
Audit-Related Fees	N/A
Tax Fees	$2,600
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 11/30/2014
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two periods.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2014
Registrant	N/A
Registrant’s Investment Advisor	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title) /s/ Elaine E. Richards
   Elaine E. Richards, President

Date    February 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Elaine E. Richards
   Elaine E. Richards, President

Date    February 5, 2015

By (Signature and Title) /s/ Eric C. VanAndel
   Eric C. VanAndel, Treasurer

Date    February 5, 2015

* Print the name and title of each signing officer under his or her signature.